         FOURTH  LICENSING, DEVELOPMENT AND MARKETING AMENDING AGREEMENT



               THIS  AGREEMENT  dated  for  reference  June  15,  2002

BETWEEN:


SEDONA SOFTWARE SOLUTIONS INC., a body corporate, duly incorporated under the laws of the State of Nevada and having an office at 503 - 1755 Robson Street, Vancouver, B.C., V6G 3B7
("Sedona")

OF  THE  FIRST  PART

AND:

MARKATECH INDUSTRIES CORPORATION, a body duly incorporated under the laws of the Province of British Columbia, Canada and having an office at 745 West 42nd Avenue, Vancouver, B.C., V5Z 2N8
("Markatech")

OF  THE  SECOND  PART



WHEREAS:

A. Markatech is the developer and owner of all ownership interest right and title to the Autonet Parking Ticket Violation Management System ("Autonet")

B. Markatech has granted to Sedona the privilege to conduct a review of documentation with regard to Autonet.

C. Markatech has granted Sedona the option to purchase all of Markatech's right title and interest in and to the programs, documentation and know-how.

D. Markatech has agreed to license to Sedona the world-wide exploitation rights to Autonet

E. Markatech has agreed to conduct ongoing development and testing of the programs, hardware, documentation and know-how of the Autonet system in accordance with the terms and conditions set out herein.

F. Markatech has agreed to assist Sedona in the marketing and commercial exploitation of the Autonet technology.

G. Markatech has agreed to grant to Sedona a time extension of the License Term pursuant to the Licnesing, Development and Marketing Agreement dated February 1, 2001, the Licensing, Development and Marketing Amending Agreement dated August 14, 2001, the Second Licensing, Development and Marketing Amending Agreement dated December 5, 2001, and the Third Licensing, Development and
Marketing  Amending  Agreement  dated  March  15,  2002.

H. Markatech has agreed to grant to Sedona a time extension of the development Program Term pursuant to the Licensing, Development and Marketing Agreement dated February 1, 2001, the Licensing, Development and Marketing Amending Agreement dated August 14, 2001, the Second Licensing, Development and Marketing Amending Agreement dated December 5, 2001, and the Third Licensing, Development and Marketing Amending Agreement dated March 15, 2002.


     NOW THEREFORE in consideration of payment of Ten Dollars ($10.00) and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties have agreed that the Licensing, Development and Marketing Agreement dated February 1, 2001, the and the Licensing, Development and Marketing Amending Agreement dated August 14, 2001, the Second Licensing, Development and Marketing Amending Agreement dated December 5, 2001, and the Third Licensing, Development and Marketing Amending Agreement dated March 15,
2002  are  hereby  amended  as  follows:


The  following  date  is  deleted:
Para.  2.2,  line2,  delete:  "July  1,  2002".

The  following  date  is  added:
Para.  2.2,  line2,  add:  "July  1,  2003".

The  following  date  is  deleted:
Para.  3.2,  line  2,  delete:  "September  1,  2003".

The  following  date  is  added:
Para.  3.2,  line  2,  add:  "September  1,  2004".

ENTIRE  AGREEMENT:
..
               This Agreement together with the Licensing, Development, and Marketing Agreement dated February 1, 2001, the Licensing, Development and
Marketing Amending Agreement dated August 14, 2001, the Second Licensing, Development and Marketing Amending Agreement dated December 5, 2001, and the Third Licensing, Development and Marketing Amending Agreement dated March 15,
2002 constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement. This Agreement may be executed in counterpart.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written

MARKATECH  INDUSTRIES  CORPORATION


per /s/ Les Scott
    _______________________________
    Les Scott, director


SEDONA  SOFTWARE  SOLUTIONS  INC.


Per /s/ J.E. Cooper
    _______________________________
    J.E. Cooper, director